Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. M79734-S26021 1. To consider and vote upon the adoption of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 7, 2014, by and among New Remy Corp., a Delaware corporation, Remy International, Inc., a Delaware corporation, New Remy Holdco Corp., a Delaware corporation, New Remy Merger Sub, Inc., a Delaware corporation, Old Remy Merger Sub, Inc., a Delaware corporation and Fidelity National Financial, Inc., a Delaware Corporation. 2. To consider and vote upon an adjournment of the special meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the special meeting to approve the first proposal described above in accordance with the Merger Agreement. For address changes and/or comments, please check this box and write them on the back where indicated. NOTE: And upon such other business as may properly come before the meeting or any adjournment thereof. ! !! ! !!The Board of Directors recommends you vote FOR the following proposal:The Board of Directors recommends you vote FOR the following proposal: ! For Against Abstain VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ElEcTRONIc DElIVERY OF FuTuRE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. REMY INTERNATIONAL, INC. 600 CORPORATION DRIVE PENDLETON, IN 46064 REMY INTERNATIONAl, INc. For Against Abstain

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement/Prospectus is available at www.proxyvote.com. M79735-S26021 Address changes/comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) REMY INTERNATIONAl, INc. Special Meeting of Stockholders [_________], 8:30 AM Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder of Remy International, Inc., a Delaware corporation, hereby acknowledges receipt of the notice of Special Meeting of Stockholders and proxy statement/prospectus, dated [__________], and hereby appoints John J. Pittas and Michael L. Gravelle (each with power to act without the other and with power of substitution) as proxies, to represent the undersigned at the Special Meeting of the common stockholders of Remy International, Inc. to be held at 8:30 a.m. Eastern Time on [__________] at 600 Corporation Drive, Pendleton, Indiana 46064 and at any postponement or adjournment thereof, with all the power the undersigned would possess if personally present, and to vote all shares of common stock which the undersigned may be entitled to vote at said meeting, hereby revoking any proxy heretofore given. THIS PROXY, WHEN PROPERlY EXEcuTED, WIll BE VOTED AS SPEcIFIED ON THE REVERSE SIDE. IF NO SPEcIFIcATION IS MADE, IT IS THE INTENTION OF THE PROXIES TO VOTE FOR THE ADOPTION OF THE AGREEMENT AND PlAN OF MERGER AND FOR THE ADJOuRNMENT OF THE SPEcIAl MEETING, IF NEcESSARY OR APPROPRIATE, TO SOlIcIT ADDITIONAl PROXIES, AND, AT THE DIScRETION OF THE PROXIES, ON ANY OTHER MATTERS THAT MAY PROPERlY cOME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOuRNMENT THEREOF. continued and to be signed on reverse side